ANNUAL REPORT
--------------------------------------------------------------------------------

                             Virginia Tax-Free Funds

--------------------------------------------------------------------------------

                               February 28, 1997

================================================================================
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

     * Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

     *    Municipal bonds outperformed Treasuries during most of the year.

     * For the 6- and 12-month periods ended February 28, the Virginia Short-Term Tax-Free Bond Fund returned 2.53% and 3.33%, respectively, trailing its peer group in both periods.

     * The Virginia Tax-Free Bond Fund returned 4.52% and 5.00% for the 6- and 12-month periods, respectively, outperforming its peer group for the full year and essentially matching it for the shorter period. * With the economy showing ongoing strength and the Federal Reserve indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     The municipal bond market and your funds generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of both stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November, as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve.

     [edgar description: a 2-line chart showing yields on the Virginia Bond Index and Virginia 3-year GO bonds from 2/29/96 through 2/28/97]
Source: T. Rowe Price Associates

     In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31,1996, and 5.45% a year ago.

     Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago.

     Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

     Virginia's economy was strong in 1996, with nonfarm employment growing by 2.1%, in line with the national average. The 3.9% unemployment rate was lower than the rest of the country. The downsizing in federal government jobs and slowing growth in the tobacco industry continued to be balanced by expansion in the high-technology, communications, and tourist industries. Construction of three new computer chip plants will add $5.7 billion in investment along with several thousand new jobs over the next few years. The state's credit remained strong due to conservative fiscal management.

================================================================================
VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------

     At the beginning of the fiscal year, the fund's duration (a measure of a fund's sensitivity to changes in interest rates) was aggressively positioned at
2.3 years, which enabled the fund to significantly outperform its benchmark a year earlier. However, an unexpectedly strong employment report in early March pushed short-term rates abruptly higher. As a result, your fund's aggressive posture hindered performance, which trailed the average for similar funds during the 6- and 12-month periods ended February 28.

================================================================================

PERFORMANCE COMPARISON

Periods Ended 2/28/97         6 Months       12 Months
---------------------         --------       ---------

Virginia Short-Term
Tax-Free Bond Fund             2.53%           3.33%

Lipper Short Municipal
Debt Funds Average             2.63            3.84

--------------------------------------------------------------------------------

     Returns were also restrained because of the fund's objective to provide income exempt from Virginia taxes. The low supply of short-term Virginia bonds led to lower yields compared with those of similar bonds in other states. This further explains the fund's performance relative to the Lipper benchmark (shown in the table), which consists of 28 national funds and two single-state funds: the T. Rowe Price Virginia and Maryland Short-Term Funds.

     As economic strength accelerated into the summer, the Federal Reserve adopted a bias toward tighter monetary policy, prompting us to shorten the fund's duration toward a slightly defensive posture, where it remained at the end of February.

     Income is the second component of total return, along with capital appreciation or depreciation, and many national funds benefited from narrowing yield differences between higher-and lower-quality securities. In this instance, too, the situation in Virginia limited our opportunity to benefit from tightening yield spreads. Nevertheless, we were able to increase your fund's exposure to the higher-yielding revenue sectors, including hospitals, electric utilities, and airports. We also anticipate increasing exposure to Puerto Rican bonds, which are exempt from Virginia income taxes, since we believe an increasing supply of new Puerto Rican issuance should make their yields more attractive than those of short-term Virginia bonds.

================================================================================
VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

     The municipal market in Virginia recovered nicely over the last six months. After a virtually flat return in the first half of its fiscal year, your fund performed essentially in line with its peer group in the second half and closed the 12-month period with a 5.00% return, ahead of its competitors. We are pleased to report that your fund was ranked #1 among 22 Virginia municipal bond funds based on total return for the three-year period ended February 28, according to Lipper Analytical Services. (For the one-year period, the fund ranked #8 among 31 similar funds. For the five-year period, the fund ranked #3 out of 11 funds. Of course, there is no guarantee that these trends will continue.)


================================================================================

PERFORMANCE COMPARISON

Periods Ended 2/28/97         6 Months       12 Months
---------------------         --------       ---------

Virginia Tax-Free Bond Fund     4.52%          5.00%
Lipper Virginia Municipal

Debt Funds Average              4.57           4.42

--------------------------------------------------------------------------------

     During the last six months, we maintained a cautious stance on interest rates, keeping the fund's duration in neutral territory. By the end of February, we had trimmed duration to 7.4 years, down from 7.7 years last August, to reduce exposure to interest rate risk. (A shorter duration helps cushion the fund's price depreciation when interest rates rise.) We also shortened the portfolio's average maturity from 17.7 years to 17.4 years.

-----------------------
WE CONTINUE TO
EMPHASIZE . . .
HOUSING AND
HOSPITALS.
=======================

     We continued to emphasize two sectors that typically offer higher yields and less price volatility than many other areas -- housing and hospitals. Together, these accounted for 38% of net assets at the end of February, as shown in the table following this letter. In the second half, hospital holdings representing 3% of fund assets were prerefunded, providing nice gains in price and helping to further shorten the fund's overall duration. Several of the major hospital systems in the state offer attractive prospects, and we will continue to look for opportunities in that sector.

     Looking ahead, we remain cautious and expect to maintain our neutral stance. If the Federal Reserve does raise rates in the first half of 1997, we may extend duration to capture both higher yields and potential price appreciation when rates eventually decline again. The Virginia municipal market remains strong, and an anticipated increase in supply in coming months should present still more attractive buying opportunities.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

     We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remains high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

     The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the funds. Overall, however, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

/s/Charles B. Hill

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/Hugh D. McGuirk

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

March 21, 1997


     Hugh D. McGuirk has assumed day-to-day responsibility for management of the Virginia Tax-Free Bond fund as chairman of the fund's Investment Advisory Committee. With previous experience in the municipal finance area of a brokerage firm, Mr. McGuirk joined T. Rowe Price's municipal bond department in 1993 and has worked closely with Mary Miller as a member of the fund's Investment Advisory Committee for the past three years. Ms. Miller, who is the director of the municipal bond department, remains on the fund's Investment Advisory Committee.

================================================================================

                              PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
KEY STATISTICS
                                                         8/31/96      2/28/97
                                                         -------      -------
Virginia Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share                                          $5.10          $5.13

Dividends Per Share+
     For 6 months                                         0.10           0.10
     For 12 months                                        0.20           0.20

Dividend Yield *
     For 6 months                                         3.86%          3.89%
     For 12 months                                        3.99           3.91

Weighted Average Maturity (years)                         1.8            1.9

Weighted Average Effective Duration (years)               1.7            1.7

Weighted Average Quality **                               AAA-           AA+

================================================================================
Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share                                         $10.85         $11.05

Dividends Per Share
     For 6 months                                         0.29           0.28
     For 12 months                                        0.57           0.57

Dividend Yield *
     For 6 months                                         5.26%          5.31%
     For 12 months                                        5.32           5.36

Weighted Average Maturity (years)                        17.7           17.4

Weighted Average Effective Duration (years)               7.7            7.4

Weighted Average Quality **                               AA             AA

     + Taxability of dividends: 100% of dividends paid for the 12 months ended 2/28/97 were exempt from federal and Virginia income taxes.
     * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
     **   Based on T. Rowe Price research.

================================================================================

                              PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
                                                        Percent of   Percent of
                                                        Net Assets   Net Assets
                                                         8/31/96      2/28/97
                                                        ----------   ----------
Virginia Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds                                           58%            62%
Hospital Revenue                                             7             11
Miscellaneous Revenue                                        6              5
Air and Sea Transportation Revenue                           2              5
Lease Revenue                                                5              4
General Obligation - Local                                   8              4
Electric Revenue                                            --              3
Solid Waste Revenue                                          6              3
All Other                                                   10              3
Other Assets Less Liabilities                                -2            --
--------------------------------------------------------------------------------
Total                                                       100%          100%
                                                            ===           ===

Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Hospital Revenue                                            19%            22%
Housing Finance Revenue                                     15             16
Prerefunded Bonds                                           11             12
Water and Sewer Revenue                                     10              7
Educational Revenue                                          4              7
Lease Revenue                                               11              6
Dedicated Tax Revenue                                        3              6
Industrial and Pollution Control Revenue                     5              5
General Obligation - Local                                   8              5
Solid Waste Revenue                                          5              3
Miscellaneous Revenue                                        3              3
Ground Transportation Revenue                               --              2
Air and Sea Transportation Revenue                           2              2
Escrowed to Maturity                                         2              2
All Other                                                    1              1
Other Assets Less Liabilities                                1              1

Total                                                       100%          100%
                                                            ===           ===

================================================================================

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     (SEC Graph - a line chart showing the cumulative growth of $10,000 invested in Virginia Tax-Free Funds from inception compared with $10,000 invested in a broad-based index or average over the same peroiod.)

================================================================================
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                            Since     Inception
Periods Ended 2/28/97          1 Year   3 Years   5 Years   Inception      Date
---------------------          ------   -------   -------   ---------      ----

Virginia Short-Term
Tax-Free Bond Fund              3.33%      --       --       5.38%    11/30/94

Virginia Tax-Free Bond Fund     5.00      5.66%    7.37%     7.71      4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                              --------------------

                                  For a share outstanding throughout each period

                                        Year                     11/30/94
                                       Ended                           to
                                      2/28/97      2/29/96        2/28/95
                                      -------      -------        -------
NET ASSET VALUE

Beginning of period                  $  5.16         $5.06         $5.00
                                     =======         =====         =====
Investment activities
      Net investment income             0.20*         0.21*         0.05*

      Net realized and
      unrealized gain (loss)           (0.03)         0.11          0.06

      Total from
      investment activities             0.17          0.32          0.11

Distributions

      Net investment income            (0.20)        (0.21)        (0.05)

      Net realized gain                  --          (0.01)          --

      Total distributions              (0.20)        (0.22)        (0.05)

NET ASSET VALUE
End of period                        $  5.13         $5.16         $5.06
                                     =======         =====         =====

RATIOS/SUPPLEMENTAL DATA

Total return                         3.33%*          6.43%*        2.28%*

Ratio of expenses to
average net assets                   0.65%*          0.65%*        0.65%*

Ratio of net investment
income to average
net assets                           3.84%*          4.07%*        4.43%*

Portfolio turnover rate              32.5%           36.4%         14.8%

Net assets, end of period
(in thousands)                     $16,314         $12,480        $4,965

     *Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/29/98. Annualized.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                              --------------------

                                  For a share outstanding throughout each period

                              Year
                              Ended
                             2/28/97    2/29/96    2/28/95    2/28/94   2/28/93
                             -------    -------    -------    -------   -------
NET ASSET VALUE

Beginning of period          $11.09     $10.56      $11.00    $11.06    $10.27

Investment activities
  Net investment income        0.57*      0.57*       0.57*     0.56*     0.58*

  Net realized and
  unrealized gain (loss)      (0.04)      0.53       (0.43)     0.09      0.82

  Total from
  investment activities        0.53       1.10        0.14      0.65      1.40

Distributions

  Net investment income       (0.57)     (0.57)      (0.57)    (0.56)    (0.58)

  Net realized gain             --         --        (0.01)    (0.15)    (0.03)

  Total distributions         (0.57)     (0.57)      (0.58)    (0.71)    (0.61)

NET ASSET VALUE
End of period                $11.05     $11.09      $10.56    $11.00     $11.06

Ratios/Supplemental Data

Total return                   5.00%*    10.69%*     1.51%*    5.99%*    14.11%*

Ratio of expenses to
average net assets             0.65%*     0.65%*     0.65%*    0.65%*     0.65%*

Ratio of net investment
income to average
net assets                     5.23%*     5.27%*     5.49%*    5.03%*     5.53%*

Portfolio turnover rate        66.2%      93.7%      89.1%     61.8%      68.5%

Net assets, end of period
(in thousands)               $195,783   $178,750   $155,278  $168,715  $111,705

--------------------------------------------------------------------------------
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.

================================================================================

              T. Rowe Price Virginia Short-Term Tax-Free Bond Fund

--------------------------------------------------------------------------------
                                                               February 28, 1997
                             Statement of Net Assets
                                                               Par    Value
                                                               In thousands
                                                               ------------
VIRGINIA  96.9%

Augusta County IDA, Augusta Hosp ...........................
        6.10%, 9/1/00 (AMBAC Insured) ......................   $ 60   $ 63
Chesapeake
    Water and Sewer
        7.10%, 12/1/05 (Prerefunded 12/1/98+) ..............    250    268
        7.75%, 7/1/17 (Prerefunded 7/1/97+) ................     90     93

Chesapeake Hosp. Auth., Chesapeake General Hosp., 7.625%
        7/1/18 (BIGI Insured) (Prerefunded 7/1/98+) ........     85     91
Fairfax County
    GO, 6.00%, 4/1/99
        (Prerefunded 4/1/98+) ..............................    200    205
    GO, 6.50%, 4/1/05
        (Prerefunded 4/1/98+) ..............................    250    262
    Sewer, 7.00%, 11/15/16 (AMBAC Insured)
        (Prerefunded 11/15/99+) ............................    150    164

Fairfax County, Ogden Martin, 7.20%, 2/1/99 * ..............    450    472

Fairfax County IDA, Fairfax Hosp. System
        VRDN (Currently 3.35%) .............................    200    200

Fairfax County Water Auth ..................................
        6.125%, 1/1/29 (Prerefunded 1/1/00+) ...............    250    262
        7.30%, 1/1/21 (Prerefunded 1/1/00+) ................    265    291

Hampton, GO, 6.625%, 1/1/10 (Prerefunded 1/1/00+) ..........    100    108

Hampton IDA, Sentara Health Systems, 5.00%, 11/1/99 ........    640    652

Hampton Roads Sanitation Dist ..............................
        7.10%, 7/1/98 (Escrowed to Maturity) ...............    125    130
        7.20%, 7/1/09 (Prerefunded 7/1/99+) ................    500    544

Henrico County, GO, 6.40%, 10/1/99 (Prerefunded 10/1/98+) ..    180    188

Henrico County IDA, Henrico County Jail, 5.80%, 8/1/99 .....    150    156

James City and County IDA
     Residential Care Fac., Williamsburg Landing
        4.85%, 3/1/98 ......................................    150    151

Loudoun County Sanitation Auth .............................
    Water and Sewer
        7.25%, 1/1/03 (AMBAC Insured) (Preref 350d 137799+)
        7.50%, 1/1/10 (AMBAC Insured)
        (Prerefunded 1/1/99+) ..............................    225    243

Manassas, GO, 5.50%, 9/1/98 * ..............................    325    333

Metropolitan Washington D.C. Airports Auth .................
        6.80%, 10/1/98 (FGIC Insured) * ....................    250    261
        6.00%, 10/1/00 (MBIA Insured) * ....................    500    526

Norfolk, GO, 7.00%, 10/1/09 (Prerefunded 10/1/98+) .........    450    480

Prince William County, GO, 6.125%, 2/1/03
        (Prerefunded 2/1/99+) ..............................    500    525
Prince William County IDA, Potomac Hosp. Corp. .............
        5.90%, 10/1/97 .....................................     50     51

Roanoke IDA, Roanoke Memorial Hosp .........................
    Carilion Health System, 6.50%, 7/1/25 (MBIA Insured)
        (Prerefunded 7/1/00+) ..............................  1,000  1,068

Univ. of Virginia Hosp., 7.15%, 6/1/17 (Prerefunded 6/1/98+)     50     53

Virginia
    Higher Ed. Institution, GO
        6.40%, 6/1/04 (Prerefunded 6/1/99+) ................    500    534
        6.60%, 6/1/05 (Prerefunded 6/1/98+) ................    500    527
        6.60%, 6/1/08 (Prerefunded 6/1/98+) ................    625    659

Virginia Beach, GO
        6.10%, 8/1/99 ......................................    250    262
        6.75%, 5/1/97 ......................................     30     30
        6.875%, 5/1/03 (Prerefunded 5/1/98+) ...............  1,000  1,055

Virginia Beach Hosp. Auth., Sentara Bayside Hosp ...........
        5.65%, 11/1/98 .....................................    500    512

Virginia HDA, Multi-Family Housing, 5.75%, 11/1/97 .........     95     96

Virginia Public Building Auth ..............................
        5.70%, 8/1/00 ......................................    300    314
    Correctional Fac .......................................
        6.90%, 2/1/99 ......................................    175    184
        7.375%, 2/1/04 (Prerefunded 8/1/98+) ...............    350    374

Virginia Public School Auth ................................
        5.60%, 1/1/99 ......................................    275    283
        6.00%, 8/1/98 ......................................    500    515
        6.20%, 1/1/03 (Prerefunded 1/1/99+) ................     50     53
        6.70%, 1/1/07 (Prerefunded 1/1/99+) ................    150    160

Virginia Public School Auth ................................
        6.75%, 1/1/11 (Prerefunded 1/1/99+) $ ..............    400    427
        6.90%, 8/1/06 (MBIA Insured)
        (Prerefunded 8/1/98+) ..............................    160    170
    Henrico County Schools, 6.60%, 1/15/00
        (Prerefunded 1/15/99+) .............................    250    263
    Prince William County, GO, 6.60%, 6/1/00
        (Prerefunded 6/1/97+) ..............................     50     51

Virginia Transportation Board
    U.S. Route 58 Corridor
        5.00%, 5/15/99 .....................................    235    240
        6.80%, 5/15/04 (Prerefunded 5/15/98+) ..............    500    527

Washington County IDA, Johnston Memorial Hosp ..............
        5.375%, 7/1/98 .....................................    290    295

Winchester, GO, 6.85%, 10/15/05 (Prerefunded 10/15/97+).....     50     52

Total Virginia (Cost $15,679)                                       15,800
--------------------------------------------------------------------------------

PUERTO RICO  3.1%

Puerto Rico Electric Power Auth., 5.00%, 7/1/98.............    500    507

Total Puerto Rico (Cost  $505) .............................           507
--------------------------------------------------------------------------------

Total Investments in Securities
100.0% of Net Assets (Cost  $16,184)........................    $   16,307

Other Assets Less Liabilities...............................             7

NET ASSETS  ................................................    $   16,314

Net Assets Consist of:

Accumulated net investment income - net of distributions        $        1

Accumulated net realized gain/loss - net of distributions               21

Net unrealized gain (loss)                                             123

Paid-in-capital applicable to 3,179,299
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized                                         16,169

NET ASSETS                                                       $  16,314
                                                                 =========
NET ASSET VALUE PER SHARE                                        $    5.13
                                                                 =========

--------------------------------------------------------------------------------

    *   Interest subject to alternative minimum tax
    +   Used in determining portfolio maturity
    AMBAC   AMBAC Indemnity Corp.
    BIGI    Bond Investors Guaranty Insurance
    FGIC    Financial Guaranty Insurance Company
    GO  General Obligation
    HDA Housing Development Authority
    IDA Industrial Development Authority
    MBIA    Municipal Bond Investors Assurance Corp.
    VRDN    Variable Rate Demand Note

================================================================================

                   T. Rowe Price Virginia Tax-Free Bond Fund

--------------------------------------------------------------------------------
                                                               February 28, 1997
                             Statement of Net Assets
                                                               Par    Value
                                                               In thousands
                                                               ------------

VIRGINIA  96.1%

Alexandria IDA
    Ogden Martin
        VRDN (Currently 3.55%) * .........................   $3,200   $3,200
        7.40%, 1/1/08 ....................................    2,450    2,465

Alexandria Redev. and Housing Auth
    Residential Care Fac., Goodwin House
        6.60%, 10/1/26 ...................................    2,000    2,001

Arlington County, GO, 6.00%, 8/1/14 ......................    1,085    1,142

Arlington County IDA
    Arlington Hosp .......................................
        7.00%, 9/1/11 (Prerefunded 9/1/01+) ..............    1,205    1,350
        7.125%, 9/1/21 (Prerefunded 9/1/01+) .............      800      900

Augusta County Service Auth., Water and Sewer
        5.00%, 11/1/24 (MBIA Insured) ....................    3,000    2,732

Big Stone Gap Redev. and Housing Auth
    Correctional Fac., Wallens Ridge Dev. ................
        5.25%, 9/1/10 ....................................    1,800    1,785

Brunswick County IDA, Correctional Fac ...................
        5.50%, 7/1/17 (MBIA Insured) .....................    1,390    1,363

Capital Region Airport Commission, Richmond Int'l. Airport
     VRDN (Currently 3.15%) (AMBAC Insured) ..............      200      200

Chesapeake Bay Bridge and Tunnel Commission
    General Resolution, 5.25%, 7/1/19 (MBIA Insured) .....    5,000    4,742
Covington and Alleghany County IDA, PCR, Westvaco
        6.65%, 9/1/18 ....................................    1,500    1,624

Danville, GO, 7.25%, 3/1/07 (Prerefunded 3/1/99+) ........      350      378

Danville IDA, Danville Regional Medical Center
        6.50%, 10/1/24 (FGIC Insured) ....................    3,000    3,239

Fairfax County Housing Auth., FCRHA Office Building
        7.50%, 6/15/18 ...................................    2,265    2,381

Fairfax County IDA
    Fairfax Hosp. System
        VRDN (Currently 3.35%) ...........................    3,200    3,200
    Inova Health Care System, 6.00%, 8/15/26 .............      500      505

Fairfax County Water Auth ................................
        5.80%, 1/1/16 (Escrowed to Maturity) .............   $3,505   $3,702
        6.00%, 4/1/22 ....................................    2,925    2,995
        7.30%, 1/1/21 (Prerefunded 1/1/00+) ..............      900      988

Frederick County IDA, Gov't. Complex Fac .................
        6.50%, 12/1/14 (MBIA Insured) ....................    1,500    1,653

Fredericksburg IDA
    Hosp. Fac. (MWH MediCorp Obligated Group)
        Residual Interest Bond / Inverse Floater
        (Currently 9.519%), 8/15/23 (FGIC Insured)
        (Prerefunded 8/15/01+) ...........................    3,000    3,634
    Medicorp Health System
        5.25%, 6/15/16 (AMBAC Insured) ...................    3,475    3,309
        5.25%, 6/15/23 (AMBAC Insured) ...................    3,000    2,805

George Mason Univ., 6.375%, 2/1/13 (MBIA Insured) ........    1,415    1,539

Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 *.....    1,485    1,562

Hampton, Museum, 7.30%, 1/1/14 (Prerefunded 1/1/00+) .....    1,100    1,205

Hampton IDA, Sentara Health Systems, 5.375%, 11/1/15 .....    3,300    3,188

Hampton Roads Medical College
        6.875%, 11/15/11 .................................    1,500    1,609
        6.875%, 11/15/16 .................................      500      534

Hanover County IDA
    Memorial Regional Medical Center
        6.375%, 8/15/18 (MBIA Insured) ...................    2,185    2,392
        6.50%, 8/15/08 (MBIA Insured) ....................    1,000    1,125
        6.50%, 8/15/10 (MBIA Insured) ....................    1,300    1,465

Henrico County IDA
    Bon Secours Health System
        6.25%, 8/15/20 (MBIA Insured) ....................    1,550    1,691
    Bon Secours Health System, St. John's Hosp
        7.50%, 9/1/15 (Prerefunded 7/1/00+) ..............    1,800    1,999
    Bon Secours Health System, St. Mary's Hosp ...........
        7.50%, 9/1/07 (Prerefunded 8/1/00+) ..............      400      441
        6.00%, 8/15/16 (MBIA Insured) ....................    1,000    1,061
    Regional Jail
        6.00%, 8/1/15 ....................................    2,415    2,456
        7.00%, 8/1/13 ....................................    1,485    1,675

Isle of Wight IDA, Union Camp Corp., 6.55%, 4/1/24 * .....   $4,250   $4,493

Loudoun County Sanitation Auth ...........................
    Water and Sewer
        5.25%, 1/1/30 (FGIC Insured) .....................    2,500    2,340
        5.25%, 1/1/25 (MBIA Insured) .....................    1,750    1,634

Lynchburg Housing Auth., Walden Pond, 6.125%, 7/20/15.....    1,170    1,195

Martinsville IDA, Memorial Hosp. of Martinsville and
    Henry County, 7.00%, 1/1/11 ..........................      950      995

Metropolitan Washington D.C. Airport Auth ................
        6.625%, 10/1/19 (MBIA Insured) * .................    2,800    3,008

Norfolk, Water, 5.875%, 11/1/20 (MBIA Insured) ...........    4,500    4,562

Norfolk IDA
    Children's Hosp. of The King's Daughters
        7.00%, 6/1/11 (AMBAC Insured)
        (Prerefunded 6/1/01+) ............................    1,150    1,283
    Sentara Hosp .........................................
        7.00%, 11/1/20 (Prerefunded 11/1/00+) ............    1,045    1,158
        7.10%, 11/1/10 (Prerefunded 11/1/00+) ............      850      944

Norfolk Redev. and Housing Auth., Merrimack Landing.....
        5.50%, 12/1/13 ...................................    1,000      986

Peninsula Port Auth ......................................
    Dominion Terminal, 7.375%, 6/1/20 ....................    2,000    2,127
    Riverside Health Systems, 6.625%, 7/1/18 .............    3,020    3,197

Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured) .............    5,215    4,849

Roanoke County, Public Improvement, GO, 5.00%, 6/1/21.....      600      552

Roanoke IDA
    Roanoke Memorial Hosp., Carilion Health System
        VRDN (Currently 3.25%) ...........................      725      725
        6.125%, 7/1/17 (MBIA Insured) ....................    3,905    4,206
        7.25%, 7/1/17 (MBIA Insured).....
        (Prerefunded 7/1/00+) ............................    1,000    1,108

Univ. of Virginia Hosp ...................................
        7.00%, 6/1/10 ....................................      855      905
        7.00%, 6/1/10 (Prerefunded 6/1/99+) ..............      545      589

Virginia, GO, 6.50%, 6/1/15 (Prerefunded 6/1/03+) ........    3,000    3,359

Virginia Beach, GO, 5.75%, 2/1/16 ........................    2,900    2,954

Virginia Beach Dev. Auth .................................
    Sentara Bayside Hosp., 6.60%, 11/1/09 ................   $3,650   $3,893
    Virginia Beach General Hosp ..........................
        6.00%, 2/15/10 (AMBAC Insured) ...................    1,000    1,079

Virginia College Building Auth ...........................
    Randolph Macon College, 6.625%, 5/1/13 ...............    1,000    1,065
    Univ. of Richmond, VRDN (Currently 3.30%) ............    1,100    1,100
    Washington and Lee Univ., 5.75%, 1/1/19 ..............    1,120    1,125

Virginia Ed. Loan Auth., Student Loan Program
        5.55%, 9/1/10 (Prerefunded 3/1/06+) * ............    1,800    1,867

Virginia HDA
        6.00%, 1/1/17 ....................................    1,500    1,522
        6.35%, 11/1/01 ...................................    1,000    1,047
        6.375%, 1/1/26 * .................................    2,000    2,046
        6.50%, 5/1/13 * ..................................    2,000    2,087
        6.70%, 7/1/11 ....................................    2,660    2,825
        6.80%, 7/1/06 * ..................................    1,000    1,057
        6.85%, 7/1/17 ....................................    1,000    1,037
        6.90%, 7/1/13 ....................................    1,800    1,867
        6.90%, 7/1/17 ....................................    3,500    3,702
        7.05%, 5/1/18 ....................................      840      889
        7.10%, 5/1/13 ....................................    1,500    1,587
        7.10%, 1/1/17 ....................................    2,230    2,325
        7.10%, 1/1/22 ....................................    5,510    5,736
        6.45%, 7/1/28 (MBIA Insured) * ...................    2,000    2,051

Virginia Polytechnic Institute and State Univ ............
    Univ. Services
        5.40%, 6/1/11 ....................................    1,250    1,252
        5.50%, 6/1/16 ....................................    3,000    2,954
        5.50%, 6/1/20 ....................................    2,100    2,066

Virginia Port Auth., Commonwealth Port, 5.55%, 7/1/12 *...    1,255    1,259

Virginia Public Building Auth ............................
        6.25%, 8/1/15 (Prerefunded 8/1/04+) ..............    1,550    1,715

Virginia Public School Auth ..............................
        6.50%, 8/1/12 ....................................    1,700    1,824
        6.50%, 8/1/16 ....................................    2,890    3,117
        7.125%, 1/1/10 (Prerefunded 1/1/98+) .............      100      105

Virginia Transportation Board
    Northern Virginia Transportation Dist ................
        5.125%, 5/15/21 $ ................................    5,000   $4,699
    Route 28 Project, 6.50%, 4/1/18 ......................    1,000    1,070

Washington County IDA
    Johnston Memorial Hosp ...............................
        6.25%, 7/1/06 ....................................    1,660    1,770
        6.75%, 7/1/12 ....................................    1,500    1,590

Winchester IDA, Winchester Medical Center
        Embedded Interest Rate Swap
        (Currently 5.23%), 1/1/04 (AMBAC Insured) ........    1,400    1,390

Total Virginia (Cost  $180,924)                                      188,122

--------------------------------------------------------------------------------

PUERTO RICO       3.4%

Puerto Rico Commonwealth, GO
        7.75%, 7/1/13 (Prerefunded 7/1/98+) ..............      100      107
        7.75%, 7/1/17 (Prerefunded 7/1/99+) ..............      250      275

Puerto Rico Electric Power Auth ..........................
        7.00%, 7/1/07 (Prerefunded 7/1/99+) ..............      630      680
        8.00%, 7/1/08 (Prerefunded 7/1/98+) ..............      125      134

Puerto Rico Highway and Transportation Auth ..............
        6.25%, 7/1/14 ....................................    1,500    1,633
        5.50%, 7/1/15 (FSA Insured) ......................    2,000    2,030

Puerto Rico Infrastructure Fin. Auth .....................
        7.50%, 7/1/09 ....................................    1,500    1,593
        7.75%, 7/1/08 ....................................      115      123

Puerto Rico Public Buildings Auth., GO
        7.25%, 7/1/17 (Prerefunded 7/1/98+) ..............      100      106

Total Puerto Rico (Cost  $6,358)                                       6,681

Total Investments in Securities
99.5% of Net Assets (Cost  $187,282)                              $  194,803

Other Assets Less Liabilities                                            980

NET ASSETS                                                        $  195,783

Net Assets Consist of:

Accumulated net investment income - net of distributions          $        8
Accumulated net realized gain/loss - net of distributions             (1,671)
Net unrealized gain (loss)                                             7,521
Paid-in-capital applicable to 17,711,093 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized                                          189,925

NET ASSETS                                                          $195,783

NET ASSET VALUE PER SHARE                                           $  11.05

--------------------------------------------------------------------------------

    *   Interest subject to alternative minimum tax
    +   Used in determining portfolio maturity
    AMBAC   AMBAC Indemnity Corp.
    FGIC    Financial Guaranty Insurance Company
    FSA Financial Security Assurance Corp.
    GO  General Obligation
    HDA Housing Development Authority
    IDA Industrial Development Authority
    MBIA    Municipal Bond Investors Assurance Corp.
    PCR Pollution Control Revenue
    VRDN    Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                             -----------------------

                                           Short-Term
                                            Bond Fund      Bond Fund
                                            ---------      ---------
In thousands
                                              Year
                                             Ended
                                            2/28/97          2/28/97
                                            -------          -------
Investment Income

Interest income                             $  635          $  10,714

Expenses
 Investment management                          --              829
 Custody and accounting                         86              114
 Shareholder servicing                          22              189
 Legal and audit                                 8               10
 Trustees                                        6                7
 Registration                                    3                3
 Prospectus and shareholder reports              2               26
 Miscellaneous                                   6                7
 Reimbursed by Manager                         (41)              --

 Total expenses                                 92            1,185

Net investment income                          543            9,529

Realized and Unrealized Gain (Loss)
-----------------------------------

Net realized gain (loss)
 Securities                                     21              595
 Futures                                       --                93
 Net realized gain (loss)                       21              688

Change in net unrealized gain (loss)
 Securities                                    (71)           (1,166)
 Futures                                       --                 14
 Change in net unrealized gain or loss         (71)           (1,152)

Net realized and unrealized gain (loss)        (50)             (464)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                       $ 493            $  9,065
                                             =====            ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       ----------------------------------
                                        Short-Term
                                        Bond Fund            Bond Fund
In thousands
                                           Year              Year
                                          Ended              Ended
                                         2/28/97   2/29/96   2/28/97   2/29/96
                                         -------   -------   -------   -------
Increase (Decrease) in Net Assets

Operations
 Net investment income                   $ 543     $ 401     $9,529    $8,881
 Net realized gain (loss)                   21        30        688     3,837
 Change in net unrealized
 gain or loss                             (71)       154     (1,152)    4,341
 Increase (decrease) in
 net assets from operations               493        585      9,065    17,059
Distributions to shareholders

 Net investment income                   (543)      (401)    (9,529)   (8,881)
 Net realized gain                        --         (23)      --        --
 Decrease in net assets
 from distributions                      (543)      (424)    (9,529)   (8,881)

Capital share transactions *
 Shares sold                             8,796     10,194    42,556    38,919
 Distributions reinvested                  399        284     7,302     6,804
 Shares redeemed                        (5,311)    (3,124)  (32,361)  (30,429)
 Increase (decrease) in
 net assets from capital
 share transactions                      3,884      7,354    17,497    15,294

Net Assets
Increase (decrease)
during period                            3,834      7,515    17,033    23,472

Beginning of period                     12,480      4,965   178,750   155,278

End of period                         $ 16,314   $ 12,480  $195,783 $ 178,750
*Share information
  Shares sold                            1,719      1,991     3,894     3,592
  Distributions reinvested                  78         55       668       627
  Shares redeeemed                      (1,038)      (607)   (2,970)   (2,805)
  Increase (decrease)
  in shares outstanding                    759      1,439     1,592     1,414

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                               February 28, 1997
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended February 28, 1997, were as follows:

--------------------------------------------------------------------------------
                                                  Short-Term
                                                   Bond Fund          Bond Fund
                                                   ---------          ---------
 Purchases                                        $ 9,067,000      $ 132,430,000
 Sales                                              4,295,000        114,375,000


================================================================================
NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,653,000, which expires in 2003. Capital loss carryforwards utilized by the Bond Fund in fiscal 1997 amounted to $665,000. The Bond Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

--------------------------------------------------------------------------------
                                                  Short-Term
                                                   Bond Fund          Bond Fund
                                                   ---------          ---------

Undistributed net investment income                 $ 1,000            $ 2,000
Undistributed net realized gain                      (7,000)           (12,000)
Paid-in-capital                                       6,000             10,000

================================================================================

     At February 28, 1997, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $16,184,000 and $187,282,000, respectively. Net unrealized gain on investments was as follows:

--------------------------------------------------------------------------------
                                                  Short-Term
                                                   Bond Fund          Bond Fund
                                                   ---------          ---------

Appreciated investments                            $ 124,000         $7,647,000
Depreciated investments                              (1,000)           (126,000)
Net unrealized gain (loss)                         $ 123,000         $7,521,000

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $70,000 was payable at February 28, 1997, by the Bond Fund. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $61,000 of management fees were not accrued by the fund for the year ended February 28, 1997, and $41,000 of other expenses were borne by the manager. Pursuant to a previous agreement, $138,000 of unaccrued fees and expenses remain subject to reimbursement through February 28, 1998, for the Short-Term Bond Fund.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $78,000 and $209,000, respectively, for the year ended February 28, 1997, of which $7,000 and $20,000, respectively, were payable at period-end.

--------------------------------------------------------------------------------
                                                  Short-Term
                                                   Bond Fund          Bond Fund
                                                   ---------          ---------

Appreciated investments                            $ 124,000         $7,647,000
Depreciated investments                              (1,000)           (126,000)
Net unrealized gain (loss)                         $ 123,000         $7,521,000

================================================================================

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------

To the Shareholders and Board of Trustees of
T. Rowe Price Virginia Tax-Free Funds

     We have audited the accompanying statement of net assets of T. Rowe Price Virginia Short-Term Tax-Free Bond Fund and T. Rowe Price Virginia Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Virginia Short-Term Tax-Free Bond Fund and T. Rowe Price Virginia Tax-Free Bond Fund as of February 28, 1997, the results of their operations, the changes in their net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
March 19, 1997

================================================================================

                       T. ROWE PRICE SHAREHOLDER SERVICES
                       ----------------------------------

INVESTMENT SERVICES AND INFORMATION
KNOWLEDGEABLE SERVICE REPRESENTATIVES

    By Phone 1-800-225-5132  Available Monday through Friday from
    8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

    In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

     Checking  Available on most fixed income  funds ($500  minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access (Registration Mark) and T.Rowe Price OnLine.

DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     Combined Statement Overview of your T. Rowe Price accounts.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Personal

     Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC**
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

**   Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.



================================================================================
T. Rowe Price Discount Brokerage

                               DISCOUNT BROKERAGE
                               ------------------

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities N stocks, bonds, options, and others N at considerable commission savings over full-service brokers. We also provide a wide range of services, including:

Automated Telephone and Computer Services

     You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information

     A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

     Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Discount applies to our current commission schedule; subject to our $35 minimum commission.

================================================================================

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access [Registration Mark]:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                          This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                   T. Rowe Price Virginia Tax-Free Bond Funds.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.         RPRTVAC  2/28/97